SIGNIFICANT TRANSACTIONS	12 Months Ended
Dec. 31, 2021
SIGNIFICANT TRANSACTIONS [Abstract]
SIGNIFICANT TRANSACTIONS
2	SIGNIFICANT TRANSACTIONS

a)	Main acquisitions, incorporations and mergers -

During the year 2021, the Group hasn’t carried out any significant transaction of acquisitions, incorporations or mergers of companies, except for the following transactions under common control:

i)	Merger by absorption between ASB Bank Corp. and Atlantic Security Bank -

At the General Shareholders’ Meeting - Extraordinary Meeting held on November 27, 2020, the shareholders of ASB Bank Corp. approved the merger by absorption of Atlantic Security Bank. This operation was authorized by the Superintendency of Banks of Panama through Resolution SBP-033-2021 of April 9, 2021. Also, on August 2, 2021, ASB Bank Corp. (absorbing entity) acquired all the assets, liabilities, rights and obligations of Atlantic Security Bank (absorbed entity).

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

ii)	Merger by absorption between Ultralat Capital Markets, LLC and Credicorp Capital Securities, Inc. -

On February 28, 2020, the Board of Directors of Ultralat Group Inc., parent and sole shareholder of Ultralat Capital Markets, LLC and of Credicorp Capital Securities, Inc. approved the merger by absorption process between Ultralat Capital Markets, LLC and Credicorp Capital Securities, Inc. It also agreed that, as of the date of the merger, the legal name of the new merged entity will be “Credicorp Capital LLC.” This operation was authorized by the Financial Industry Regulatory Authority (FINRA) of the United States on December 4, 2020. Likewise, on February 1, 2021, Ultralat Capital Markets, LLC (absorbing entity) acquired the assets, liabilities, rights and obligations of Credicorp Capital Securities, Inc. (absorbed entity).

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

iii)	Merger by absorption between Credicorp Capital Colombia S.A. and Ultraserfinco S.A. -

At the General Shareholders’ Meeting - Extraordinary Meeting held on January 13, 2020, the shareholders of Credicorp Capital Colombia S.A. approved the legal merger of Ultraserfinco S.A. This operation was authorized by the Superintendency of Colombian Bank through Resolution N°0421 of April 24, 2020. Also, on June 27, 2020, Credicorp Capital Colombia S.A. (absorbing entity) acquired all the assets, liabilities, rights and obligations of Ultraserfinco S.A. (absorbed entity).

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

iv)	Merger by absorption between Banco Compartir S.A. and Edyficar S.A.S. –

At the General Shareholders’ Meeting - Extraordinary Meeting held on August 03, 2020, the shareholders of Banco Compartir S.A. approved the legal merger of Edyficar S.A.S. This operation was authorized by the Superintendency of Colombian Bank through Resolution N°756 of August 26, 2020. Also, October 30,2020, Banco Compartir S.A. (absorbing entity) acquired all the assets, liabilities, rights and obligations of Edyficar S.A.S. (absorbed entity). Likewise, both entities agreed that, from the date of the merger, the legal name of the new merged entity will be “Mibanco - Banco de la Microempresa de Colombia S.A.”.

This transaction has not generated a significant impact on the Group’s consolidated financial statements.

b)	The outbreak of the new coronavirus (hereinafter “COVID-19”) -

The COVID-19 outbreak, first reported in Wuhan, China, in late 2019 forced governments worldwide to take important measures to mitigate the spread of the disease, such as the closure of international borders, severe mobilization restrictions and quarantines. As a result, the Global Gross Domestic Product (GDP; and, PBI, for its acronym in Spanish) contracted sharply in 2020 and the economies in which Credicorp operates (mainly Perú, Chile, Colombia, Bolivia and Panama) were severely affected. In 2021, the global economy recovered as the vaccination process gained pace, but challenges related to new COVID-19 outbreaks and inflation arose. High energy prices, supply chain disruptions and pent-up demand, higher lead prices during the second half of the year which demanded action from Central Banks.

During the worst of the pandemic, the main measures taken by the governments of the countries in which Credicorp operates consisted of emergency declarations, mobilization restrictions, lockdowns and border closures. In the second semester of 2020, the economies of these countries began their reopening processes in phases or stages. However, due to the increase in cases towards the end of 2020 and during the first quarter of 2021, mobility restrictions by risk areas were imposed. Subsequently, as cases decreased, towards mid-year restrictive measures were eased, although most countries kept less stringent night curfews and capacity limits given the permanent risk of new outbreaks as highly infectious virus variants emerge.

In the main countries where Credicorp’s operates did not face a significant COVID-19 outbreak between August and September of year 2021 due to the Delta variant expansion as was experienced by countries like United States, United Kingdom and some from Emerging Asia. But, in the last quarter of year 2021, COVID-19 cases started rising again globally as a highly contagious variant, though less lethal, named Omicron, appeared. Several countries reached record daily cases at the beginning of year 2022 which prompted governments to reimpose mask mandates and stricter measures related to longer night curfews and lower attendance capacity in indoor areas.

However, compared to other COVID-19 outbreaks, given the positive impact of vaccinations, hospital admissions and deaths related to the virus have not risen as fast as before. This situation has allowed the economic recovery to continue in the countries in which the Group mainly operates. The immunization process began in December 2020 in Chile, in January 2021 in Panama and in February 2021 in Bolivia, Perú and Colombia.

Perú

i)	Government measures to counteract negative effects of the pandemic -

2020

In response to the major sanitary and economic shock from COVID-19, the Ministry of Finance, the Central Bank and Congress implemented an ample package of measures to mitigate and stimulate the economy for the equivalent of around 19.0 percent of GDP, with resources coming from prudent macroeconomic policies implemented for decades.

The measures enacted include grace periods and rescheduling of credits to individuals and legal entities, tax relief, public spending, access to private savings (pension fund accounts and severance indemnity deposits), and government-backed liquidity programs.

In particular, the government supported two programs:

(i)
“Reactiva Perú”, a liquidity program aimed to give a quick and effective response to liquidity needs that companies faced due to the impact of COVID-19, ensuring the credit chain, and granting access to working capital loans guarantees to micro, small, medium and large companies. This program reached S/56.0 billion equivalents to 8.0 percent of GDP.

The amount of the credit in soles disbursed and the guarantee depended on the sales volume of each company, with a maximum of three months average of monthly sales in 2019. For microenterprises, an alternative to the sales level was the amount equivalent to two months average debt of 2019. The guaranteed coverage of the Government for these loans was 98.0 percent for loans up to S/90.0 thousand, and between 95.0 to 80.0 percent for loans greater than S/90.0 thousand and up to S/10.0 million.

The loans disbursed had maximum terms of up to thirty-six months, with a grace period of up to twelve months.

Likewise, financial entities undertook to offer these credits at record low rates, since the Central Reserve Bank granted funds through repurchase credit agreement with the Guarantee of the Government represented in securities, which were assigned through auctions or direct operations, with an effective annual rate of 0.5 percent and a grace period of twelve months without payment of interest or principal.

(ii)
The Enterprise Support Fund (FAE, by its acronym in Spanish) program enables banks and microfinance entities to provide Small and Micro businesses loans for up to S/4.0 billion with government guarantee coverage levels between 90.0 percent and 98.0 percent. This amount represents about 9.0 percent of the loan portfolio for SMEs (Pymes, by its Spanish initials) systemwide. Other Funds which have also been created are FAE funds for Agriculture and Tourism for S/2.0 billion and S/1.5 billion, respectively. These funds follow similar structures to the original FAE but are focused on specific sectors.

By the end of December 2021, the liquidated repurchase agreement operations with state guarantee from the BCRP stood at S/38,827.0 million (S/50,729.0 million in 2020).

2021

During 2021, the government announced additional economic measures amid a second wave of COVID-19, and a new targeted lockdown scheme was implemented. Regarding monetary transfers, the Government implemented a new monetary transfer program: S/600.0 for vulnerable households for a total of S/2,434.0 million, and S/350.0 for people living in poverty, extreme poverty or people of social programs: The Yanapay bonus of S/350.0 began to be paid since September 2021, and the Universal bonus of S/600.0 since February 2021.

In addition, the government extended the rescheduling of Reactiva Perú and FAE MYPE Loans for up to S/19,500.0 million from September 30, 2021 until December 30, 2021, that already included a new grace period of up to 12 months, with an eligible criteria depending on the size loans and the sales contraction registered during the fourth quarter of 2020, respectively. See more detail in note 7(a).

At the same time, Peruvian Congress approved several measures, among which we highlight: (i) a new withdrawal private pension fund for both contributors and non-contributors of up to S/17,600.0 from their individual accounts, and (ii) the withdrawal of 100.0 percent of employee’s severance indemnities accounts (CTS, its acronym in Spanish) until December 2021, among others.

ii)	Effects of the pandemic on the economy -

2020

Economic activity in 2020 the GDP contracted 11.1 percent as a result of the pandemic shock and the lockdown of the economy. During this time the Government issued global treasury bonds at historically low rates for a total of US$7,000.0 million in the year, to finance the significant fiscal deficit of 8.9 percent of GDP incurred during 2020.

In June 2020 Fitch Ratings downgraded Peru’s long-term local currency debt from A- to BBB+, while maintained the BBB+ rating for long term foreign currency debt and a Stable outlook. In December 2020, Fitch revised the outlook for Peru’s long-term credit rating in foreign and domestic currency from Stable to Negative and maintained both with a BBB+ rating.

2021

As the harsh lockdowns were lifted and the vaccination process advanced, the economy began to recover. After the 11.0 percent drop in 2020, the economy rebounded 13.3 percent in 2021. Other factors that contributed to the rebound were: (i) high price of copper of US$4.23 in 2021, which implied an increase of 55.0 percent compared to the average price of 2020; as well as (ii) expansive monetary and fiscal policies.

The annual consumer inflation rate closed 2021 at 6.4 percent “compared to the previous year” (hereinafter, “y/y”), the highest in 13 years and exceeded the upper limit of the BCRP target range (1.0 percent - 3.0 percent). The acceleration of inflation was mainly explained by the food and energy items in response to factors such as higher international prices of oil and agricultural products (for example, in the fourth quarter of 2021 compared to fourth quarter of 2020, corn rose 23.0 percent, wheat 20.0  percent), bottlenecks in global supply chains, as well as the 11.0 percent depreciation of soles in 2021. On the other hand, inflation excluding food and energy stood at 3.2 percent y/y (third quarter of 2021: 2.9 percent).

The monetary policy of the BCRP has responded to the increase in consumer inflation and price expectations by raising its reference rate from 0.25 percent to 3.5 percent as of February 2022, the highest since October 2017. Thus, the monetary authority seeks to return inflation expectations to their range goal (1.0 percent to 3.0 percent) in the fourth quarter of the year 2022. Inflation in January 2022 registered 5.68 percent and the 12-month inflation expectations are located at 3.7 percent in February 2022.

The annualized fiscal deficit for 2021 closed the fourth quarter of 2021 at (2.6) percent of GDP compared to (4.8) percent in the third quarter of 2021 and (8.9) percent in the fourth quarter of 2020. The notable reduction in the fiscal deficit is mainly explained by the increase in fiscal revenues in a context of a rebound in economic activity and favorable export prices.

In 2021, the Ministry of Economy and Finance issued global bonds in the international capital markets as follows: (i) March: US$4,000.0 million in bonds maturing in the 2031, 2041 and 2051, and €825 million maturing in the 2033; (ii) October: US$4,000.0 million in bonds maturing in 2034, 2051 and 2072; being the maturing bonds the 2034 and 2072 the first sustainable bonds issued by the Peruvian government; (iii) November: €1,000 million maturing in 2036.

Bolivia

i)	Government measures to counteract negative effects of the pandemic –

2020

In 2020, the Bolivian government announced fiscal measures such as payments for the unemployed and families with children, coverage of basic services, loans to companies to cover the payment of wages, a microcredit support program, a bonus against hunger, the enactment of a tax on Large Fortunes Law and the Refund of the Value Added Tax (VAT). Meanwhile, the Central Bank injected liquidity to the local market by 1.2 percent of GDP. In relation to measures that affect the financial system:

-
A renewal of the deferral of the payment of bank loans and interest was approved, initially until December 2020, but extended until June 2021 (clients do not pay capital or interest since March 2020 when the pandemic began);

-	A new law established that banks and financial companies must pay an additional 25.0 percent tax on profits if the ROE (Return on Equity) exceeds 6.0 percent; and
-	In December 2020 the capitalization of 100.0 percent of the net profits obtained by banks and financial entities was approved, with the aim of strengthening the financial system and expanding credit.

2021

In May 2021 (i) in May the government decreed an increase in the national minimum wage by 2.0 percent, and (ii) in September approved a bill that allows a partial or total withdrawal of individual pension fund accounts, which according to the Ministry of Finance reached around 1,070.0 billion Bolivian pesos (0.4 percent of GDP).

ii)	Effects of the pandemic on the economy -

After falling 8.8 percent in 2020, GDP rebounded around 6.0 percent in 2021 thanks to the easing of restrictions put in place due to the pandemic and a favorable international environment with higher oil and metal prices, which allowed a recovery in sectors such as hydrocarbons and mining. For its part, the decline in international reserves slowed down due to a controlled demand for dollars and higher remittances from Bolivians abroad (until October 2021, about 30.0 percent higher compared to the same period in 2020). International reserves closed 2021 at US$4.8 billion (12.0 percent of GDP), which decreased by just over US$500.0 million compared to 2020. Meanwhile, fiscal imbalances persisted with a deficit of around 8.0 percent of GDP and a public debt close to 80.0 percent of GDP (a high in 17 years).

In 2022, Bolivia will continue to benefit from high oil and metal prices, although this will not prevent moderate GDP growth of around 2.3 percent. The fiscal deficit would be close to the 2021 figure and there will be external bond maturities of around US$1.5 billion; thus, Bolivia could issue bonds on the international market (last time in 2017). This public debt issuance would allow to partially raise the international reserves and sustain the fixed exchange rate scheme (6.91 Bolivian pesos per dollar since 2011).

Bolivia’s credit rating deteriorated:

-	September 2020: Fitch and Moody’s lowered the long-term foreign currency rating from B+ to B due to deteriorating growth prospects and weakening public finances amid acute political tensions.
-	March 2021: S&P affirmed the country’s B+ rating but changed its outlook to negative from stable on a rising governmental debt burden.

-
September 2021: Moody’s affirmed the B2 rating but changed outlook to negative due to large and recurring fiscal deficits, a declining foreign exchange reserves and large government financing needs in the next years (above 10.0 percent of GDP).

-	October 2021: Fitch affirmed the B credit rating with outlook stable.

In 2022, Bolivia will continue to benefit from high oil and metal prices, even though this will not prevent moderate growth of around 2.3 percent. The fiscal deficit would close at a level very similar to that of 2021 and there will be external bond maturities of around US$1,500.0 million, before which Bolivia could issue bonds in the international market (last time in 2017). The issue would make it possible to partially increase international reserves and sustain the fixed exchange rate scheme (6.91 Bolivian pesos per US dollar since 2011).

Colombia

i)	Government measures to counteract negative effects of the pandemic –

2020

In 2020 the Colombian government implemented strong fiscal measures:

-	Households: additional transfers of social programs, value added tax (IVA, by acronym Spanish) refunds, support to informal workers, energy subsidies;
-	Firms: payroll support, extraordinary bonus payments;
-	VAT and import tax deductions; and
-	Credit lines for firms and capitalization of guarantee funds.
-
Central Bank injected about 1.4 percent of GDP to provide liquidity in the local market and cut the benchmark rate by 250 basis points to 1.75 percent, a new historical low. In relation to the financial system, grace periods and credit restructuring were given for natural and legal people

2021

In 2021, unspent resources from the emergency mitigation fund (FOME, by acronym Spanish) created last year were used to finance the extension of some transfer programs during the first half of 2021 as well as to fund the vaccination program.

ii)	Effects of the pandemic on the economy -

After its worst recession on record, with a GDP contraction of 6.8 percent in 2020, the economy achieved a remarkable rebound in 2021, with GDP growing around 10.0 percent, despite the national strike of March/April and a strong third wave of COVID-19 in the second quarter. The economic recovery beat all early expectations and was mainly driven by strong consumer spending, which benefited from favorable financial conditions, record-high remittances from abroad workers and a continuous reopening of the economy. Besides, the government maintained an expansionary spending stance which stimulated domestic demand and the economy benefited from higher oil prices. As a result, pre-pandemic levels were reached in June. However, the recovery of investment was much slower, given the reigning uncertainty caused by the political scenario and the wide presence of the pandemic.

In 2022, GDP is expected to grow around 4.0 percent as the impulse of private consumption persists as the economy reopens further, while investment and exports would catch up to favorable external conditions related mainly to international oil prices increasing to levels not seen since 2014. The main source of uncertainty will come from the presidential elections, which will take place on May 29, with a possible runoff on June 19.

Regarding monetary policy and inflation, the Central Bank started its normalization process in September 2021 and raise its reference rate from 1.75 percent to 4.00 percent at the beginning of 2022. This, as inflation steadily accelerated since March 2021 and ended December 2021 at 5.6 percent, its highest level in 5 years.

On the fiscal front, on April 15, 2021, the government presented a fiscal reform to Parliament, thus maintaining a trend of tax changes every 2 - 3 years. The goal was to raise funds (2.0 percent of GDP) via mainly a VAT hike, and individual and businesses taxes. A higher tax collection sought to strengthen the main social programs and to achieve the required fiscal adjustment after the strong hit on public finances from the pandemic. However, the government withdrew the tax reform due to growing social protests. After that, the government structured another tax reform project, less ambitious than the previous one, which was approved by Congress in September 2021. The tax reform is expected to limit the risk of further fiscal slippage, at least in the short term, and intends to collect US$4.0 billion.

Lastly, the government issued global bonds in the international markets for US$3.0 billion in April (US$2.0 billion in 2032 and US$1.0 billion in 2042). It was the second issuance of 2021 after placing global bonds for US$2.8 billion in February.

Afterwards, on May 19, 2021, S&P removed the Investment Grade status of Colombia by cutting the sovereign rating from BBB- to BB+ (outlook stable), while Fitch followed suit with the same move on July 1, 2021. On October 14, 2021, the government raised US$1.0 billion in the international markets through the reopening of the year 2049 global bond.

Panama

i)	Government measures to counteract negative effects of the pandemic -

2020

In 2020, the government adopted fiscal and macroprudential measures such as spending on social and health programs aimed at supporting SMEs and implemented tax relief measures. The Superintendency of Banks of Panama (SBP) allowed banks to use accumulated dynamic provision to absorb the impact of credit losses, allowed banks to undertake voluntary loan restructurings with distressed borrowers, and requested banks not to charge interest on unpaid interest. On June 30, 2020, the National Assembly approved the temporary moratorium on servicing bank loans, which included voluntary loan restructuring, grace periods, and in some cases interest rate reduction. The moratorium lasted 6 months.

2021

During 2021, it was replaced with a banking flexibility scheme, agreed between the government, the SBP and the banking association. This consists of allowing clients and banks to make the necessary modifications to maintain a viable and sustainable credit relationship. The banking flexibility scheme was initially supposed to end on June 30, 2021 but it was extended till September 30, 2021. Additionally, at the beginning of the year, the government increased the amount of the direct transfer received by the beneficiaries of the Panama Solidarity Plan and on July 1st conditions such as completing several hours of community service or training were added to the plan that disburses US$120 per month. They also extended the tariff reduction on medical supplies.

ii)	Effects of the pandemic on the economy -

Panama was one of the Latin American countries hardest hit by the pandemic due to the importance of the services sector, which represents more than 75.0 percent of GDP, and its reliance on external demand. Its model as a regional trade, logistics and financial hub, highly integrated into the world economy, left it vulnerable to a severe global downturn. The prolonged social distancing measures also played an important role in making 2020 recession an unprecedented one, with a GDP contraction of 17.9 percent.

Compared to other countries where Credicorp operates, Panama´s economic recovery was initially weaker given the lack of fiscal space to adopt an expansionary fiscal policy and the absence of a central bank that executes its own monetary policy as it is a dollarized economy. In that sense, although the economy rebounded 16.0 percent in the first 11 months of 2021 (latest information officially available), one of the highest growth rates in the region, GDP is still 2.5 percent below the same period of 2019 or pre pandemic levels. Growth in 2021 has been supported by the continued global economic recovery, big infrastructure projects and the first full year of copper production of Minera Cobre Panama.

In 2022, the Economic Commission for Latin America and the Caribbean (ECLAC) estimates that the economy will grow 7.3 percent, the highest rate in the region. Thus, according to the government, it is highly probable it will recover soon pre-pandemic levels as activities keep returning to normality, the population is increasingly vaccinated, and copper production and large infrastructure projects continue.

On the other hand, Panama´s credit rating deteriorated at the beginning of the year but has stabilized since:

-
In February 2021, Fitch downgraded its sovereign rating by one notch from BBB to BBB-, with negative outlook, to reflect a significant deterioration of public finances with the fiscal deficit and public debt reaching 10.1 percent and 69.8 percent of GDP in 2020. Almost one year later, at the beginning of 2022, it improved its outlook to stable.

-
On March 17, 2021, Moody’s also cut its credit rating to Baa2, with stable outlook, citing as a key driver the very material weakening in Panama’s fiscal strength driven by the severe economic shock from the pandemic.

-	In August 2021, Standard & Poor´s kept the rating stable in BBB but changed the outlook to negative.

Despite this situation, the government has managed to sell debt on international capital markets. Before the downgrades, in January 2021, the government raised US$2.5 billion worth of sovereign bonds and, in June 2021, they raised US$2.0 billion through the issuance of a new Treasury Bond maturing in 2031 and the reopening of the Global Bond maturing in 2050. On January 11, 2022, the country successfully completed a US$2.5 billion bond transaction consisting of the issuance of two new bonds with maturities of 11 - and 40 - years.

Chile

i)	Government measures to counteract negative effects of the pandemic –

2020

In 2020, the Chilean government announced three fiscal stimulus packages that represent 12.0 percent of GDP, with measures mainly focused on protecting jobs and income for low- and middle-income families, as well as SMEs. The Ministry of Finance also announced an expansion of the Fund of Guarantee for Small businesses (FOGAPE, by its acronym in Spanish) to temporarily include medium and large companies. The Central Bank of Chile (BCCh, by its initials in Spanish) reduced its interest rate in 125 bps accumulated to 0.5 percent and adopted unconventional measures such as the purchase of bank and government bonds, as well as the introduction of a new financing program for banks conditional to increased credit. Additionally, two withdrawals of 10.0 percent of the individual pension fund accounts were approved by parliament.

2021

In March 2021, the government expanded existing measures for the middle class and the most vulnerable by 2.0 percent of GDP. These included direct payments and loans with zero interest. Additionally, in April, parliament approved a third withdrawal of 10.0 percent from the individual pension fund accounts and in November a fourth withdrawal was rejected. In June, an extension until September of the Emergency Family Income (IFE, by its acronym in Spanish) was made official. This benefit, which was intended to reach close to 7.0 million households, was again extended from August to December.

ii)	Effects of the pandemic on the economy -

The economy is expected to grow 12.0 percent in 2021, one of the fastest catch ups in the Latam region and among emerging countries, rebounding significantly from the 5.8 percent contraction of year 2020. The economic recovery has surprised to the upside thanks to an unprecedented fiscal support, favorable external conditions with copper prices, its main export product, reaching all-time highs in May 2021 and one of the most successful vaccination processes within the Latam region. As a result, estimates put the economy, at the end of the year, 8.0 percent above pre-pandemic levels.

Inflation accelerated during the last half of the year and closed at 7.2 percent, its highest rate in fourteen years and largely above the 2.0 to 4.0 percent target range of the (BCCh). In that sense, the central bank started the process of normalizing its monetary policy in July and, since then it has increased its rate by 500 pbs to 5.50 percent in January 2022. Prices were also driven by a large foreign exchange depreciation of almost 20.0 percent to US dollar each 850 Chilean pesos at the end of 2021.

On the political side, on May 15-16, a Constitutional Convention Election to select the members of the body in charge of writing the new Constitution took place with results showing the left-wing parties will predominate. The process was approved by the Chilean population in a historic event; the constitutional plebiscite of October 25, 2020.

In September 2022, its estimated that the exit plebiscite will be held to approve or reject the new constitution. Also, on December 19, 2021, the second round of the presidential elections was held. Gabriel Boric was elected as the new president of Chile with 55.9 percent of the votes; the conservative candidate, Jose Antonio Kast from the Republican Party obtained 44.1 percent. The election was considered one of the most polarized, uncertain and relevant in Chile of the last decades. The presidential mandate starts on March 11 and ends five years later, in 2026.

Besides, regarding Congress results, in the Upper House, the right-wing coalition “Chile Vamos” increased its participation from 44.0 percent to 50.0 percent, while in the Lower Chamber, the right leaning coalition reduced its participation from 46.0 percent to 44.0 percent. However, the left-wing coalition now is even more fragmented.

In this context, during the last two years, Chile´s sovereign credit rating has deteriorated. On October 15, 2020, Fitch downgraded Chile’s long-term foreign currency rating from A to A- in response primarily to a marked deterioration in fiscal accounts. On March 24, 2021, Standard and Poor’s followed suit cutting its rating to A from A+, due to the expectation that the country’s public finances will stabilize at a structurally weaker level.

c)	Political situation of Peru –

Political instability intensified after Pedro Castillo, from extreme left-wing party Peru Libre, won the presidential runoff election with 50.126 percent of the valid votes by thus defeating Keiko Fujimori, from right wing party Fuerza Popular, with 49.874 percent of the valid votes.

Several financial indicators deteriorated as official announcements and appointments caused political uncertainty. In particular, the exchange rate reached an all-time high of S/4.1375 in October 2021. The exchange rate of the sol with respect to the US dollar depreciated 11.0 percent in 2021 (3.99) despite the active intervention of the central bank in the foreign exchange market through multiple instruments (spot sales in 2021 total $11.6 billion). Likewise, the exchange rate to the Sol with respect to the US dollar depreciated 21.0 percent compared to 2019 S/(3.3123). For their part, local currency sovereign bond yields exceeded even the pandemic peak levels recorded in 2020.

In September 2021, rating agency Moody’s downgraded Peru’s credit rating for long-term debt in foreign currency from A3 with a negative outlook to Baa1 with a stable outlook, noting. In October 2021, Fitch Ratings lowered Peru’s credit rating from BBB+ negative outlook to BBB stable outlook and indicates that Peruvian government debt is higher today (37.0 percent of GDP) than when the rating was upgraded to BBB+ in 2013 (19.0 percent of GDP). For its part, the rating agency Standard & Poor’s (S&P) changed Peru’s outlook from “stable” to “negative” due to political instability S&P maintained Peru’s rating at BBB+ and A- for local currency.

Political uncertainty has softened a bit lately, macroeconomic fundamentals remain strong and Peru continues to outperform its Latin American peers on several dimensions. The exchange rate of the sol with respect to the US dollar closed on February 14, 2022 at S/3.7959, appreciating 5.1 percent in 2022, and 8.3 percent from its historical peak in October 6, 2021 at S/4.1375. Net international reserves currently represent 35.0 percent of GDP in 2021, inflation stands at 6.4 percent, and the balance of public debt is around 36.0 percent of GDP (among the lowest in the region). In addition, our banking system maintains high liquidity (compared to historical levels) and adequate capital levels.

The consolidated financial statements reasonably reflect the best available information at the time of preparation, including the uncertainty and the impact on significant assumptions and estimations, that are disclosed in the main notes to consolidated financial statements. Those accounting estimates, in the opinion of Management, are reasonable in the circumstances.

The notes to the consolidated financial statements that show some impact due to COVID-19 are as follows: Note 5, Note 6, Note 7, Note 9, Note 12, Note 14, Note 16, Note 22, Note 23, Note 24, Note 26, Note 29 and Note 34.